Leading Development of Targeted Radiopharmaceuticals to Detect and Treat Cancer



Exhibit 99.1

FIND FIGHT AND FOLLOW™

Progenics Pharmaceuticals®
Find Fight and Follow™

DISCLOSURE NOTICE

This presentation may contain projections and other forward-looking statements regarding future events. Such statements are predictions only, and are subject to risks and uncertainties that could cause actual events or results to differ materially. These risks and uncertainties include, among others, the cost, timing and results of clinical trials and other development activities; the unpredictability of the duration and results of regulatory review of New Drug Applications and Investigational NDAs; the performance of our partners; market acceptance for approved products; generic and other competition; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; and possible safety or efficacy concerns, general business, financial and accounting matters, litigation and other risks.

More information concerning Progenics and such risks and uncertainties is available on its website, and in its press releases and reports it files with the U.S. Securities and Exchange Commission. Progenics is providing the information in this presentation as of its date and does not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise.

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OUR MISSION

FIND FIGHT AND FOLLOW™

Leading Development of Targeted Radiopharmaceuticals to Detect and Treat Cancer

AZEDRA® for Ultra Orphan NETs

Near-term commercial opportunity; PDUFA Target Action Date of April 30, 2018

PSMA-Targeted Portfolio for Prostate Cancer

Imaging agents and therapeutics designed to improve detection, monitoring and treatment

PIPELINE

Preclinical | Phase 1 | Phase 2 | Phase 3 | NDA | Approved

ULTRA-ORPHAN THERANOSTIC

AZEDRA®
Theranostic Pheochromocytoma & Paraganglioma

PDUFA: April 30, 2018

PROSTATE CANCER THERANOSTICS

1404
PSMA-targeted SPECT Imaging Agent

PyL
PSMA-targeted PET Imaging Agent

1095
Small Molecule Therapeutic

PSMA-TTC
Thorium Conjugate Therapeutic

BAYER

DIGITAL TECHNOLOGY

PSMA CADx
Automated reading of PSMA PET/SPECT/CT images based on AI and deep learning

Based on data from 1404 PH2 Study

OIC TREATMENT

RELISTOR® SC
Opioid-induced Constipation

VALEANT

RELISTOR® Tablets
Opioid-induced Constipation

VALEANT

AZEDRA® (iobenguane I 131)

AZEDRA® (iobenguane I 131)

- Selectively targets pheochromocytoma and paraganglioma (Pheo/Para) via the norepinephrine transporter[1]
- Provides powerful and sustained tumor ablation over time
- Contains over 99% active, therapeutic I-131 MIBG[1]
- Orphan Drug Designation, Fast Track Status, Breakthrough Therapy Designation, Priority Review


Norepinephrine Transporter
Nucleus
AZEDRA®

PDUFA Target Action Date of April 30, 2018

[1]Barrett JA, et al. *Cancer Biother Radiopharm*. 2010;25(3):299-308.

PHEOCHROMOCYTOMA AND PARAGANGLIOMA


PHEO
PARA

- Rare tumors found primarily in the adrenal glands
- Results in the release of excess hormones that control heart rate, metabolism and blood pressure
- Left untreated, tumors most often lead to death due to metastatic disease, high blood pressure, heart failure, or stroke
- 30-50% of cases are genetic[1]
- Symptoms related to catecholamine secretion cause up to 30% of metastatic/malignant Pheo/Para deaths[2]

No currently approved therapies in the U.S.

[1]Jimenez et al Curr Oncol Rep (2013) 15:356–371; Fishbein et al Ann Surg Oncol (2013) 20:1444–1450
[2]Baudin et al European Journal of Endocrinology (2014) 171, R111-R122.

PHEOCHROMOCYTOMA AND PARAGANGLIOMA

Annual incidence: 2 to 8 per million in the US

15%-35%
of cases are metastatic/malignant and not eligible for surgery[1,2]

Tumor progression is the leading cause of death

16%
Of cases suitable for surgery recur after initial surgery[3]

Usually 5-15 years after initial surgery, with a 3.2-fold higher risk in patients with familial

Initial Target Indication: Malignant, Recurrent and/or Unresectable Pheo/Para

[1]Lefebvre et al Curr Oncol (2014) 21: e8–e17; Ayala-Ramirez et al J Clin Endocrinol Metab (2011) 96:717-725
[2]Ayala-Ramirez et al J Clin Endocrinol Metab (2011) 96:717-725
[3]Amar et al Metab Res (2012) 44:385-389

AZEDRA®: POSITIVE DATA FROM REGISTRATIONAL TRIAL

Design

- Multi-center study under SPA agreement with FDA
- 68 evaluable patients

Achieved Primary Endpoint

- 17 patients reported ≥50% reduction in antihypertensive medications for ≥6 months
  - 12 responders required to achieve endpoint
- Reduction was sustained

Favorable Tumor Response Data

- 92.2% of patients showed partial response or stable disease based on RECIST
- Reduction of antihypertensive medications correlated with favorable tumor responses
- Persistent response: proportion of study patients who experienced PR increased over time
- Favorable tumor biomarker data

Meaningful Impact on Overall Survival

- Data suggest the potential for AZEDRA to extend survival in patients with metastatic and/or recurrent and/or unresectable pheochromocytoma and paraganglioma

Safe & Generally Well Tolerated

- Most common TEAEs were nausea, thrombocytopenia, anemia, fatigue, leukopenia, and neutropenia, consistent with prior studies

AZEDRA: TRIAL ACHIEVED PRIMARY ENDPOINT

- Met the primary endpoint evaluating the proportion of patients who achieved a ≥50% reduction of all antihypertensive medication for at least six months.
- Under the study protocol, the primary endpoint is achieved if the lower limit of the two-sided 95% confidence interval is **>10%**
  - 12 patients required to achieve endpoint
- Reduction was sustained

	Responders (%)	Lower bound of Confidence Interval	Upper bound of Confidence Interval
Overall (n=68)	**17 (25.00%)**	**16.15%**	**36.52%**
By Number of Doses:			
Two Doses (n=50)	16 (32.00%)	20.70%	45.87%
One Dose (n=18)	1 (5.56%)	0.0%	27.65%

AZEDRA: FAVORABLE TUMOR RESPONSE RATES

- Key secondary endpoint: the proportion of patients with overall tumor response as measured by RECIST
- 92.2% of evaluable patients (59/64) who received at least one AZEDRA therapeutic dose achieved partial response or stable disease
- Proportion of study patients who experienced PR increased over time

Overall Tumor Response Assessment per RECIST Criteria

Best confirmed response after first therapeutic dose (target and non-target lesions)

	Complete Response	Partial Response	Stable Disease	Progressive Disease	Unable to Evaluate
Overall (n=64*)	0%	23.4%	68.8%	4.7%	3.1%
2 doses (n=50)	0%	30.0%	68.0%	2.0%	0%
1 dose (n=14)	0%	0%	71.4%	14.3%	14.3%

* Four patients did not have follow-up scans

AZEDRA: U.S. MARKET ACCESSIBLE WITH SMALL, DEDICATED SALESFORCE

AZEDRA Initial Sales Territories



- Guidelines recommend referral to multi-disciplinary centers with specialized resources
- Majority of patients are treated at 20-25 centers, many of which are sites that are participating in our registrational trial
- Plan to launch with small sales, technical and medical affairs teams

AZEDRA: APPROVAL AND LAUNCH READINESS

Marketing

- ☑ Extensive market research on Pheo/Para with physicians, patients and caregivers
- ☑ Brand development, positioning and message research
- ☑ Disease awareness campaign

Market Access

- ☑ Payer market research of value proposition associated with target product profile
- ☑ Communications development underway for commercial insurance companies

Medical Affairs

- ☑ Publication of clinical results at medical conferences and in peer reviewed journals
- ☑ Increasing presence at medical/scientific meetings
- ☑ Medical Science Liaisons engaging in scientific interactions with key experts

AZEDRA: MARKET RESEARCH INSIGHTS

Physicians

- Recognize the clinical utility of AZEDRA from the efficacy/safety profile demonstrated in a heavily pre-treated patient population
- Recognize that there is no FDA approved treatment for Pheo/ Para

Identify metastatic/ malignant Pheo/Para as an area of high unmet need with two overarching goals of treatment:

- Reducing symptoms – symptoms related to tumors secreting abnormally high levels of catecholamines, including hypertension, cause up to 30% of metastatic/malignant Pheo/Para deaths[1]
- Tumor control – tumor progression is the most frequent cause of death

Payers

Recognize Pheo/Para as an area of high unmet need with uncontrolled hypertension

No FDA approved therapies available

[1]Baudin et al European Journal of Endocrinology (2014) 171, R111-R122.

AZEDRA – PREPARING FOR COMMERCIALIZATION

Commercial Launch



- AZEDRA Service Connection – Patient and HCP services hub
- Establish meaningful value proposition and engage payers
- Build Marketing, Access and Sales team
- Identify and profile Centers of Excellence
- AZEDRA – Differentiated and compelling product profile
- Establish manufacturing capabilities in the US

DISEASE AWARENESS CAMPAIGN LAUNCHED


Progenics
Here to Listen. Here to Learn.

Patient Conferences

HCP + Patient Website: KnowPheoPara.health


Know More, Take Action


Progenics
Advancing the fight against
pheochromocytoma and paraganglioma
begins with understanding
the patient perspective

HCP Conferences



Speaker Deck

Progenics Pharmaceuticals
Find Fight and Follow™

AZEDRA® SUMMARY

CLINICAL:

Exceeded primary end point under special protocol assessment (SPA)

REGULATORY:

PDUFA: April 30, 2018
Orphan Drug designation, Fast Track, Breakthrough Therapy designation, Priority Review

COMMERCIAL:

No FDA approved therapies, ultra-orphan population that can be targeted with small commercial effort, potential LCM opportunities and partnerships outside the US

PSMA TARGETED PIPELINE

ADDRESSING PROSTATE CANCER WITH A NOVEL PORTFOLIO OF PSMA TARGETED DIAGNOSTICS AND THERAPEUTICS

	Diagnose	Treat	Monitor		
1404	●		●	Technetium-99m labeled small molecule PSMA-targeted SPECT/CT imaging agent to diagnose and detect localized prostate cancer as well as soft tissue and bone metastases	Phase 3 Enrollment Complete
PyL™	●		●	Fluorinated PSMA-targeted Positron Emission Topography (PET) imaging agent for prostate cancer	Enrolling Phase 2/3/ starting 2nd Phase 3
1095		●		Targeted small molecule radiotherapeutic that selectively binds to PSMA	Enrolling Phase 1
PSMA TTC		●		Licensed to Bayer	Entering Phase 1 in 2018
PSMA CADx	●		●	Automated reading of PSMA PET/SPECT/CT images based on AI and deep learning	Proof of concept using Phase 2 data

1404 PSMA-TARGETED IMAGING AGENT

- SPECT/CT radiopharmaceutical product candidate targeting PSMA
- Phase 3 enrollment complete; data expected 3Q18
- Potential to transform clinical practice with improved detection & monitoring
- Initial application: enabling Active Surveillance


Gleason 4+5 Lesion

MRI



1404 SPECT/CT



Histopathology

1404 PHASE 3 STUDY DESIGN

- ~450 Biopsy Confirmed Low Grade PC (Gleason Score ≤3+4) patients who are candidates for Active Surveillance
- 1404 Dosing
- SPECT/ CT Imaging
- Prostatectomy or biopsy
- Histopathology

Primary Endpoint	*Specificity* of 1404 to identify patients without clinically significant prostate cancer *Sensitivity* of 1404 to identify patients with clinically significant prostate cancer
Secondary Endpoint	Safety and tolerability; Location of disease

Enrollment completed year-end 2017; data expected 3Q18

PyL™: PSMA-TARGETED PET/CT IMAGING AGENT

- Enables visualization of both bone and soft tissue metastases
- Highly specific to prostate cancer cells, not confounded by degenerative or inflammatory conditions
- Very high standardized uptake values (SUV) even in small lesions
- Identified more lesions than conventional imaging
- Could detect lesions as small as 3mm
- PyL Research Access Program underway



FIND FIGHT AND FOLLOW™

Progenics Pharmaceuticals
Find Fight and Follow™

PyL CLINICAL DEVELOPMENT PROGRAM TO SUPPORT NDA

Indication: PET/CT imaging agent to determine the presence or absence of recurrent and/or metastatic prostate cancer

	Study 1: PyL Phase 2/3 Trial	Study 2: PyL Phase 3 Trial
Patient Population	High risk localized prostate cancer Patients who have extra-glandular tumor extension or high Gleason Scores or high PSA (>20ng/ml)	Biochemical recurrence of prostate cancer Patients who have rising PSA following initial surgery or radiation therapy yet negative or equivocal conventional imaging
N	~400	~150
Primary Endpoint	To assess sensitivity & specificity of PyL PET/CT imaging to detect extra-glandular disease in pre-prostatectomy patients with high risk localized prostate cancer	To determine positive predictive value of PyL PET/CT imaging in the detection of recurrence and metastatic disease in patients with BCR of prostate cancer
Truth standard to be used	Histopathology of pelvic lymph nodes	• Histopathology from lesion biopsies, if available • If histopathology not available, composite truth standard will be used
Secondary Endpoints	Impacts on clinical management; safety and tolerability; various diagnostic parameters	Impacts on clinical management; safety and tolerability; various diagnostic parameters
Study Status	Ongoing trial; Expect to Complete Enrollment in 2018	Planned Trial; On Track to Initiate in 2018

1095: PSMA TARGETED SMALL MOLECULE THERANOSTIC FOR PROSTATE CANCER

- Targeted small molecule radiotherapeutic that selectively binds to PSMA
- Markedly reduced PSA levels in a heavily pretreated group of 25 evaluable patients, and reduced bone pain in German compassionate use setting in advanced prostate cancer



Best PSA Response in 25 patients
100
0
-100
% CHANGE IN PSA
*
0
5
10
15
20
25
PATIENT NUMBER

Zechmann et al. Eur J Nucl Med Mol Imaging, 2014.

1095 PHASE 1 STUDY DESIGN:
Open Label, Dose Escalating, Safety & Efficacy Study

1095 Study Overview:


mCRPC Patients
Screening Phase Eligibility Dosimetry
Treatment Phase Part 1 Dose Escalation Safety
Treatment Phase Part 2 Safety Efficacy
Follow up

Patient Population	Subjects with metastatic castration-resistant prostate cancer (mCRPC) who have demonstrated tumor avidity to 1095
N	~40 patients
Clinical Endpoints	• Safety & tolerability, preliminary efficacy • Determine the maximum tolerated dose of 1095 • Determine biodistribution of 1095 • Define an optimal dose for Phase 2

PSMA-TARGETED THORIUM CONJUGATE(PSMA-TTC)

Partnered with Bayer

- In a prostate cancer mouse model, PSMA-TTC proved efficacious to suppress tumor growth and bone degradation[1]
- Phase 1 in patients with mCRPC planned to commence in 2018
- Potential added effect on bone metastases due to decay product Ra-223 homing to bone
- Financial terms
  - Up to $49M in potential clinical and regulatory development milestones
  - Potential net sales milestone payments up to an aggregate total of $130M
  - Single digit royalties on net sales


PSMA-TTC

[1]Hammer S., et al., AACR; Cancer Res 2017;77(13 Suppl):5200. doi:10.1158/1538-7445.AM2017-5200

PIONEER PSMA CADx™

PSMA imaging significantly better in identifying aggressive tumor in prostate.
Zamboglou, C. et al, EJNMMI 2016

*PSMA imaging study found a high impact on management intent, with a planned management change in **51% of patients**.*
Roach, PJ. et al, JNM 2017

A patient centric approach that applies Artificial Intelligence to image analysis for **information driven healthcare practice in prostate cancer**.

- Using expertise from aBSI, a validated imaging biomarker, to develop PSMA CADx
- Automated reading of PSMA-targeted SPECT/PET images based on deep learning
- Using 1404/PyL Phase 2 and Phase 3 data to develop and to validate PSMA CADx
- Objective and reproducible assessment to standardize PSMA-targeted imaging in patients with prostate cancer

CORPORATE OVERVIEW

FINANCIAL OVERVIEW

3Q17 Financial Snapshot

- $98.3M cash as of 9/30/17
- Quarterly Revenues: $2.7M
- Net loss: $0.22 per share
- 70.3M shares outstanding

Strong financial position to advance portfolio and launch AZEDRA

RELISTOR® franchise provides financial foundation:

- Marketed by Valeant
- Royalty scale based on US net sales, ranging from **15%-19%**
- Entitled to receive 60% of revenues received by Valeant from ex-U.S. sub-licensees
- Royalty-backed agreement with Healthcare Royalty Partners
  - **$50M** of non-recourse loan proceeds received November 2016
- Progenics retains long-term upside potential, including rights to the sales milestones totaling up to **$200M**, including $10M on first $100M in sales

LEADING DEVELOPMENT OF TARGETED RADIOPHARMACEUTICALS TO DETECT AND TREAT CANCER

2018 Program Goals

	1Q18	2Q18	3Q18	4Q18
AZEDRA®		PDUFA: April 30 READY TO LAUNCH AT APPROVAL		
1404			P3 Data	
PyL			Complete First P2/3 and Initiate 2nd P3	
PSMA-TTC				Initiate P1 by Year-End (Bayer)
PSMA CADx	Using Phase 2 and Phase 3 data to develop and validate PSMA CADx			

Leading Development of Targeted Radiopharmaceuticals to Detect and Treat Cancer



FIND FIGHT AND FOLLOW™

Progenics Pharmaceuticals® Find Fight and Follow™